Q2 2013 Earnings Teleconference

July 24, 2013



ATMI

Safe Harbor Statement

Statements contained herein that relate to ATMI's future performance, including, without limitation, statements with respect to ATMI's anticipated results of operations or level of business for 2013 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, including, but not limited to, changes in semiconductor and life sciences industry growth (including, without limitation, wafer starts) or ATMI's markets; competition, problems, or delays developing, commercializing, and delivering new products; customer-driven pricing pressure; potential loss of key customers; problems or delays in integrating acquired operations and businesses; uncertainty in the credit and financial markets; ability to protect ATMI's proprietary technology; and other factors described in ATMI's Form 10-K for the year ended December 31, 2012 and other subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties may cause actual results to differ materially from those expressed in our forward-looking statements. ATMI undertakes no obligation to update any forward-looking statements.

ATMI

Save The Date

ATMI Analyst Day

Thursday, November 21, 2013

New York, NY

For additional information contact:

Troy Dewar, CFA
Director, Investor Relations
and Corporate Communications
203.207.9349
tdewar@atmi.com
http://investor.atmi.com

ATMI

Q2 2013 Summary

- Revenues up 3% Q/Q, but down 4% Y/Y primarily due to lower Microelectronics revenues on mixed demand environment
  - Tepid wafer start environment
  - Strong foundry demand offset by weakness at key logic accounts
  - Continuation of trends faced over last several quarters
- LifeSciences up on solid single-use demand and continued business momentum
- Net income improved 12% Q/Q, but fell 17% Y/Y as favorable operating expense was offset by lower gross margin
- Earned first eVOLV license fee in Asia

Continued momentum in growth platforms

ATMI

Strategic Priorities

Grow the business

- Microelectronics – win advanced nodes at key semiconductor accounts
- LifeSciences – leverage intellectual property and technology in biopharmaceutical industry adoption of single-use technology
- eVOLV™ – sign additional license agreements in H213; royalty revenues beginning H214
- BrightBlack® –develop and deploy carbon technology for new gas capture, storage, purification and delivery applications

Improve profitability

- Introduce differentiated, highly valued products
- Drive cost reductions to improve financial performance

Generate greater return on capital

- Maximize returns on strategic investments
- Capital allocation strategy to enhance shareholder value creation

Committed To Growth, Driven By Proven Technology And Engaged People

ATMI

ATMI

$M (except per share data)	Q2 2013	Q2 2012	%Δ	Q1 2013	%Δ
Revenue	**102.0**	105.9	*(4%)*	99.4	*+3%*
Gross profit	**48.7**	53.5	*(9%)*	46.7	*+4%*
Gross margin	***47.7%***	*50.5%*		*47%*	
Operating income	**12.7**	16.9	*(25%)*	10.3	*+23%*
Operating margin	***12.5%***	*16.0%*		*10.4%*	
Net income	**9.4**	11.4	*(17%)*	8.4	*+12%*
EPS	**$0.29**	$0.35		$0.26	

Q2 2013 Revenues by Segment


Microelectronics 88%
LifeSciences 12%

Q2 2013 Revenues by Geography


Asia 70%
North America 18%
Europe 12%

- Revenues up 3% Q/Q; down 4% Y/Y as growth in LifeSciences was offset by softness in Microelectronics; eVOLV added $0.6M of license revenues in Asia
- GM slipped due primarily to product mix in Microelectronics
- Operating expenses decreased on lower R&D
- Effective tax rate 33.8% in Q213 and 29.4% YTD; FY 2013 ETR expected to be 30%

ATMI

Microelectronics

$M	Q2 2013	Q2 2012	%Δ	Q1 2013	%Δ
Revenues	**89.4**	94.5	(5%)	88.1	1%
Gross margin	***49%***	*52%*		*48%*	
Operating income	**26.9**	30.4	(11%)	25.2	7%
Operating margin	***30.0%***	*32.2%*		*29%*	

Q2 2013 Microelectronics Revenues by Product


Implant 32%
Cu Materials 49%
Liquid Packaging 14%
Other 5%

Q2 2013 Microelectronics Revenues by Sector


Memory 26%
Logic 67%
Flat Panel Display 7%

- Mixed demand environment with strong foundry demand offset by logic decline and continuation of trends faced over last several quarters
- Operating margin slipped Y/Y as better operating expense was offset by the negative impact of lower volumes and product mix
- Leading node development activity continues; revenues at advanced nodes comprise nearly 40% of segment revenues

ATMI

LifeSciences

$M	Q2 2013	Q2 2012	%Δ	Q1 2013	%Δ
Revenues	**11.9**	11.2	7%	11.3	6%
Gross margin	***38%***	*38%*		*36%*	
Operating income	**(1.7)**	(1.1)	NM	(1.3)	NM
Operating margin	***(14.1%)***	*(9.9%)*		*(11.2%)*	


Q2 2013 LifeSciences Revenues by Product
SUT Consumables 35%
SUT Equipment 13%
SUT IP 8%
Sterile Packaging 44%

- Record revenues on Y/Y increase in demand for single-use technology (SUT); growth in SUT is accelerating
- Future profitability should improve with benefit of increased volume and growing revenues from SUT Consumables
- Operating loss as we ramp up commercialization infrastructure investments in anticipation of revenue ramps; should breakeven at ~$15M of quarterly revenues, currently expected in Q4 2013

ATMI

Other Financial Data

$M	Q2 2013	Q2 2012	Q1 2013
Cash and marketable securities	**124.6**	107.9	151.1
Cash from (used for) operating activities	**9.6**	8.7	(6.2)
Capital Expenditures	**15.3**	5.3	8.5
Depreciation & Amortization	**7.2**	6.6	7.1
Headcount	**850**	823	828

- Cash balance down due to Korea facility capex, LifeSciences investments, share repurchase (repurchased $4.0M of shares in Q2 2013), and working capital
- Capex expected to be $40-45M for FY 2013, including Korea facility; approximately 70% of capex targeting growth initiatives
- Capital allocation strategy to optimize cash flow usage and balance sheet for greater shareholder return
- Headcount added for growth needs (Korean manufacturing facility, LifeSciences sales support and eVOLV business development)

ATMI

Capital Allocation Strategy

- Sources of cash and liquidity
  - Operations: objective to generate ~$20M per quarter
  - Balance sheet
    - Cash balance: $125M at end of Q2 2013
    - Debt capacity high given no existing leverage
- Uses of cash
  - Run the business – working capital; maintenance capital expenditure
  - Invest in growth
    - Organic – R&D and SG&A investments; growth capex (e.g., Korea manufacturing facility)
    - Accretive acquisitions
  - Use excess cash to repurchase shares
    - $34M remaining on current program
    - Represents ~4% of shares outstanding

Means And Desire To Create Shareholder Value

Outlook

- Microelectronics
  - Tempered wafer starts outlook; full-year 2013 wafer starts up minimally
  - Margin improvement through volume and mix benefit
- LifeSciences
  - Confident in our long-term revenue CAGR of 20-30%
  - GM improving through volume benefit and mix shift to consumables; managing to quarterly profit at $15M of quarterly revenue in Q4 2013
- eVOLV
  - Additional license revenue expected in H213
  - Royalty revenue beginning in H214
- Long-term growth outlook favorable
  - Growth in advanced nodes
  - Acceleration of demand in single-use technology
  - Growing interest in eVOLV technology
  - Carbon application development work on plan
  - Operating profit margin >20% in H214

Favorable Long-term Trends to Build Shareholder Value

ATMI

Thank you for your interest.

For additional information contact:

Troy Dewar, CFA
Director, Investor Relations
and Corporate Communications
203.207.9349
tdewar@atmi.com
http://investor.atmi.com

Appendix

ATMI – a technology company enabling Process Efficiency gains for our customers


Revenues ($M)
$367
$390
$407
$410
2010
2011
2012
Q2 2013 LTM


Operating Income ($M)*
$42
$47
$59
$59
2010
2011
2012
Q2 2013 LTM

*Excludes $84.6M charge for contract termination in Q4 2011

- Diverse Technology Portfolio
  - >1,000 patents granted since founding
  - Formulated and synthesized materials
  - High-integrity material delivery and processing systems
- Global development, manufacturing and support
- Strategic focus on enabling customer Process Efficiency gains

ATMI

Microelectronics – enabling technology for semiconductor manufacturing


Revenues ($M)
$336
$351
$366
$365
2010
2011
2012
Q2 2013 LTM


Operating Income ($M)*
$94
$98
$109
$110
2010
2011
2012
Q2 2013 LTM

*Excludes $84.6M charge for contract termination in Q4 2011

- Innovative materials and material delivery systems for semiconductor and flat panel display
- Improving profitability through SDS Direct and new product introductions
- High Productivity Development (HPD) – collaboratively developing new materials with our customers
- Expanding Asian manufacturing presence
- Objective is to grow revenues more quickly than wafer starts

ATMI

LifeSciences – trusted single-use technology partner


Revenues ($M)
$31
$38
$42
$44
2010
2011
2012
Q2 2013 LTM
Sterile Packaging
SUT


Operating Income (Loss) ($M)
($4)
($6)
($4)
($4)
2010
2011
2012
Q2 2013 LTM

- Serving critical and cutting-edge life science applications
- Enables product development life cycle optimization
- Creates entirely new market segment
- Single-use technology (SUT) products growing faster than sterile packaging
- Nearing growth inflection point
  - Expected to grow ~20-30% CAGR over next several years
  - Managing to achieve quarterly profit at $15M of quarterly revenue
  - As mix of consumables grow, gross margins should approach corporate average
  - Positioned to benefit from R&D investment